CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0041-16
This Amendment No.4 [COM0651-17] (the "Amendment No. 4") dated as of September 25, 2017 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11, 2017 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 4 and the Purchase Agreement, this Amendment No. 4 shall control.

WHEREAS, Buyer has requested that the Contractual Delivery Dates of Aircraft #11 through #15 in effect immediately prior to the date hereof be modified and that such Contractual Delivery Dates be postponed;

WHEREAS, Embraer has agreed to postpone the Contractual Delivery Dates of Aircraft #11 through #15 (the "Postponed Aircraft") in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. POSTPONEMENT FEES

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2. ATTACHMENT CHANGE
Contractual Delivery Dates for each such Postponed Aircraft as provided for in Attachment E to the Purchase Agreement are hereby deleted, and such Attachment E is replaced in its entirety by Attachment E to this Amendment No. 4, which shall be deemed to be Attachment E for all purposes of the Purchase Agreement.

3. APPLICATION OF PROGRESS PAYMENTS
Embraer shall (i) retain pre-paid progress payments that Buyer has paid to Embraer for the Postponed Aircraft pursuant to Section 4 of the Purchase Agreement; (ii) continue to treat those payments as advance progress payments; and (iii) apply such amounts to progress payments that are due for Postponed Aircraft as of the execution date of this Amendment No. 4, and also to future advance payment obligations of Buyer as they become due under the Purchase Agreement subsequent to the date of execution of this Amendment No. 4. "

4. FAILURE TO PAY POSTPONEMENT FEES AND APPLICATION OF LIQUIDATED DAMAGES PROVISIONS

In the event that Buyer fails to pay the Postponement Fees within two (2) Working Days of the date of, and as provide by Section 1 of, this Amendment No. 4, Embraer may terminate the Buyer's right to acquire the Postponed Aircraft and Buyer shall

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0041-16

remain liable for the payment of such Postponement Fees notwithstanding such termination. Buyer shall furthermore be liable for such termination of any Postponed Aircraft pursuant to Article 20.3 of the Purchase Agreement as if Article 20.3 had originally applied to the payment of such Postponement Fees. The Parties hereby agree that the liquidated damages provision set forth in Article 20.3 of the Purchase Agreement shall apply to any Postponed Aircraft terminated pursuant to the Amendment No. 4 and such liquidated damages provision represents a genuine, fair and reasonable estimate of Embraer's likely damages in the event of termination of any Postponed Aircraft.
5. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 4 shall remain in full force and effect without any change.

6. COUNTERPARTS

This Amendment No. 4 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 4 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

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COM0651-17 Page 2 of #NUM_PAGES#
Amendment No.1 to PA COM0041-16

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 1 to be effective as of the date first written above.

EMBRAER S.A.    Horizon Air Industries, Inc.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:

Title:

Place: ______________________     Place: _____________________

COM0651-17 Page 3 of #NUM_PAGES#
Amendment No.1 to PA COM0041-16

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)

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Attachment “E” to Purchase Agreement COM0041-16 Page 1 of 2 Amendment No 4 (COM0651-17)

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

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Attachment “E” to Purchase Agreement COM0041-16 Page 2 of 2 Amendment No 4 (COM0651-17)